LookSmart, Ltd. - Form 8-K - November 6, 2013

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 5, 2013

LookSmart, Ltd.
(Exact name of registrant as specified in its charter)

Delaware	000-26357	13-3904355
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 California Street, Suite 324, San Francisco, CA	94104
(Address of principle executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(415) 348-7000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cover Page	Page 1 of 4

LookSmart, Ltd. - Form 8-K - November 6, 2013

Item 3.03 Material Modification to Rights of Security Holders.

The information in Item 5.03 hereof is hereby incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 5, 2013, LookSmart, Ltd. filed a Certificate of Amendment with the Secretary of State of the State of Delaware to amend LookSmart's Certificate of Incorporation to effect a 1-for-3 reverse stock split of LookSmart's Common Stock, $0.001 par value per share, as contemplated by the corresponding proposal in the Proxy Statement filed on October 2, 2013 by LookSmart with the Commission, which proposal was approved by LookSmart's stockholders at the meeting of stockholders held on October 14, 2013.

This Item, including the description herein of the amendments to the Certificate of Incorporation, is qualified in its entirety by reference to the Certificate of Amendment, a copy of which is included as Exhibit 3.1 hereto and hereby incorporated herein by reference.

Item 8.01 Other Events.

On November 6, 2013, LookSmart issued the press release included as Exhibit 99.1 hereto to announce the reverse stock split.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The information in the Exhibit Index hereto is hereby incorporated herein by reference.

Remainder of Page Intentionally Left Blank. Signature Page to Follow.

LookSmart, Ltd. - Form 8-K - November 6, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LookSmart, Ltd.

Date: November 6, 2013	By:	/s/ Michael Onghai
	Name:	Michael Onghai
	Title:	Chief Executive Officer

Remainder of Page Intentionally Left Blank. Exhibit Index to Follow.

LookSmart, Ltd. - Form 8-K - November 6, 2013

Exhibit Index

Exhibit
No.	Description
3.1	Certificate of Amendment of Certificate of Incorporation of LookSmart, Ltd. dated November 5, 2013 (filed herewith)
99.1	Press Release issued November 6, 2013 by LookSmart, Ltd. (filed herewith)

Page 4 of 4